EXHIBIT 10.33

CONFIDENTIAL TREATMENT REQUESTED BY 800 TRAVEL SYSTEMS, INC. FOR PORTIONS OF THIS AGREEMENT INDICATED BY [**..**] AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Title Page
Bridgewater, NJ  08807
Issued: Iii                Effective:  Eee

         ** All material on this page is new. **

         CONTRACT TARIFF NO. XXXX

         TITLE PAGE

This Contract Tariff applies to AT&T UNIPLAN Service OneRate Pricing Option IV and Associated Optional AT&T 800 Services; AT&T ACCUNET T1.5 Service Access Connections and AT&T Terrestrial 1.544 Mbps Local Channel Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 1
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee

         ** All material on this page is new. **

         CONTRACT TARIFF NO. XXXX

         CHECK SHEET

The Title Page and Pages 1 through 9 inclusive of this tariff are effective as of the date shown.


         TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Check Sheet........................................................   1
List of Concurring, Connecting and Other Participating Carriers....   1
Explanation of Symbols - Coding of Tariff Revisions................   1
Trademarks and Service Marks.......................................   2
Explanation of Abbreviations.......................................   2
General Provisions.................................................   2
Contract Summary...................................................   4

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

CONCURRING CARRIERS - NONE

CONNECTING CARRIERS - NONE

OTHER PARTICIPATING CARRIERS - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

          R - to signify reduction.
          I - to signify increase.
          C - to signify changed regulation.
          T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
          M - to signify matter relocated without change.
          N - to signify new rate or regulation.
          D - to signify discontinued rate or regulation.
          Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 2
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee


         ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

                    Trademarks                                    Service Marks
                    ----------                                    -------------
                     None                                           ACCUNET
                                                                    UNIPLAN

EXPLANATION OF ABBREVIATIONS

Adm.               -  Administrator
Mbps               -  Megabits per second

                               GENERAL PROVISIONS
                               ------------------

I. CUSTOMER'S INITIAL SERVICE DATE - The date on which the term of this Contract Tariff begins is referred to as the Customer's Initial Service Date (CISD). The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. The CISD is the first day of the Customer's first full billing cycle for the Services Provided under this Contract Tariff

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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 3
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee

         ** All material on this page is new. **

                         GENERAL PROVISIONS (CONTINUED)
                         ------------------------------

II. DETARIFFING - If during the term of this Contract Tariff, the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i) the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii) the rates for the Services Provided will be:

         (a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

         (b) to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

         (c) to the extent Applicable AT&T Tariff provisions are detariffed, and
         (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.

                                       1
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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 4
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee

         ** All material on this page is new. **

         CONTRACT TARIFF NO. XXXX

1.  SERVICES PROVIDED:

 A. AT&T UNIPLAN Service OneRate Pricing Option IV (ORPO IV) and Associated Optional Domestic AT&T 800 Services (AT&T Tariff F.C.C. Nos. 1, 2 and 14)

 B. AT&T ACCUNET T1.5 Service Access Connections (AT&T Tariff F.C.C. No. 9)

 C. AT&T Terrestrial 1.544 Mbps Local Channel Services (AT&T Tariff F.C.C.
No.11)

2. CONTRACT TERM; RENEWAL OPTIONS - The term of this Contract Tariff (CT) is [**..**]. No renewal option is available for this CT.

3.  MINIMUM COMMITMENTS/CHARGES

  A. AT&T UNIPLAN SERVICE ORPO IV AND ASSOCIATED OPTIONAL AT&T 800 SERVICES - The Voice Minimum Annual Revenue Commitment (VMARC) for the AT&T UNIPLAN Service ORPO IV and Associated Optional AT&T 800 Services under this CT is as follows:

CT TERM YEAR             YEAR [**..**]        YEAR [**..**]        YEAR [**..**]
VMARC                       [**..**]             [**..**]             [**..**]

The VMARC will be satisfied by the Customer's total Gross Monthly Usage Charges
(GMUC) for the Services Provided under this CT. If, on any anniversary of the CISD, the Customer has failed to satisfy the VMARC for the preceding year, the Customer will be billed a shortfall charge in an amount equal to the difference between the VMARC and the total of the actual GMUCs for that year.

4. CONTRACT PRICE - AT&T reserves the right to increase from time to time the rates for the Services Provided under this CT, regardless of any provisions in this CT that would otherwise stabilize rates or limit rate increases, relating to charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning: (i) payphone use charges, and (ii) presubscribed interexchange carrier charges ("PICCs"). AT&T will make rate adjustments under this provision as necessary.

 A. The Contract Price for the AT&T Services provided under this CT is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, except for those Rates specified in Section 7., following.

                                       2
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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 5
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee

         ** All material on this page is new. **

5. DISCOUNTS - The following discounts are the only discounts for the Services Provided under this CT.

 A. AT&T UNIPLAN SERVICE ORPO IV AND ASSOCIATED OPTIONAL AT&T 800 SERVICES - The Customer will receive the following discounts, each month, in lieu of the AT&T UNIPLAN Service ORPO IV Term Plan Discounts.

  1. A [**..**] discount on the total domestic interstate AT&T UNIPLAN Service ORPO IV and Associated Optional domestic interstate AT&T 800 Services monthly usage charges on amounts between $ [**..**] and [**..**]. No discount will apply on amounts over [**..**].

  2. A [**..**] discount on the total international AT&T UNIPLAN Service ORPO IV and Associated Optional international AT&T 800 Services monthly usage charges on amounts between $[**..**] and [**..**]. No discount will apply on amounts over [**..**].

  3. A [**..**] discount on the total of all other qualified AT&T UNIPLAN Service ORPO IV and Associated Optional AT&T 800 Services monthly usage charges not included in 1., above, on amounts between $ [**..**] and [**..**]. No discount will apply on amounts over [**..**].

6.  CLASSIFICATIONS, PRACTICES AND REGULATIONS

 A. Except as otherwise provided in this CT, the Rates and Regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the Applicable AT&T Tariffs that are referenced in Section 1., preceding, as such tariffs may be amended from time to time.

 B. MONITORING CONDITIONS - The Customer must satisfy the following Service Requirement(s) which will be monitored on each anniversary of the CISD. The Monitoring Period is the [**..**] month period immediately preceding each anniversary of the CISD.

  1. The Customer must not exceed [**..**] Customer Premises which generate/terminate calling from AT&T UNIPLAN Service ORPO IV and Associated Optional AT&T 800 Services under this CT using switched access.

  2. At least [**..**] of the Customer's annual domestic AT&T UNIPLAN Service ORPO IV and Associated Optional domestic AT&T 800 Services minutes of use under this CT must be interstate minutes of use.

  3. At least [**..**] of the Customer's annual AT&T UNIPLAN Service ORPO IV and Associated Optional AT&T 800 Services minutes of use under this CT must be usage from services which generate/terminate at Customer Premises using dedicated access.

                                       3
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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 6
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee

         ** All material on this page is new. **

6.B.  MONITORING CONDITIONS (CONTINUED)

If the Customer, during the Monitoring Period, has failed to satisfy the above Service Requirement(s), the Customer will be billed an amount equal to [**..**] of the Discounts specified in Section 5.A., preceding, that were received by the Customer during the Monitoring Period. Any such bill must be paid by the Customer within [**..**] days.

  C. PROMOTIONS, CREDITS AND WAIVERS - The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in
Section 1, preceding, except for promotions in AT&T Tariff F.C.C. Nos. 9 and 11 which waive either: 1) installation charges only, 2) monthly recurring charges only, or 3) installation and monthly recurring charges only for which the Customer qualifies under those promotions.

The following credits and waivers will be applied to the Customer's bill subject to the following limitations: (1) the Customer is current in payment to AT&T for all services provided under this Contract Tariff at the time the credit is to be applied. If the Customer is not current in its payment, the credit will not be applied until payment is made. (2) all credits and waivers apply only to the Services Provided under this CT and as specified below; (3) any waiver not applied by the end of the CT will be declared null and void; (4) installation and monthly charge waivers apply only to new service components and do not apply to service components disconnected and reconnected after the CISD; and (5) the service components must remain in service for a minimum period of [**..**] months. If any of the installed services components are disconnected prior to the end of the [**..**] -month minimum retention period, AT&T will bill the Customer for the amount of the charges that had been waived under this section for each service component disconnected. Any such bill must be paid by the Customer within [**..**] days.

  1. The following charges, as specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, are waived.

   (a)  NONRECURRING CHARGES

    I. The Service Establishment Charges associated with AT&T UNIPLAN Service ORPO IV and Associated Optional AT&T 800 Services.

                                       4
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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 7
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee

         ** All material on this page is new. **

6.C.  PROMOTIONS, CREDITS AND WAIVERS (CONTINUED)

  2. AT&T will apply a credit of $[**..**] in the [**..**] full billing month, [**..**] in the [**..**] full billing month, and $[**..**] in the [**..**] full billing month following the CISD. If the Customer discontinues this CT for any reason during the [**..**] year of the CT Term, AT&T will bill the Customer, at the time of discontinuance, an amount equal to the credit received. If the Customer discontinues this CT for any reason after the year of the CT Term in which the credit is applied, the Customer will be billed an amount equal to the amount of the credit received divided by the number of months in the CT Term, times the number of months remaining in the CT Term at the time of discontinuance. Any such bill must be paid by the Customer within [**..**] days.

 D. DISCONTINUANCE - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

The Customer may discontinue this CT prior to the end of the CT Term, provided the Customer replaces this CT with other AT&T Tariffed Interstate Services or another AT&T CT for AT&T Tariffed Interstate Services having: (i) an equal or greater new annualized VMARC or a combined annualized revenue commitment for Voice and Data Services equal to or greater than the annualized VMARC under this CT, and (ii) a new term equal to or greater than the remaining term, but not less than [**..**] years. However, the Customer will be billed an amount as specified in Section 6.C.2., preceding. The Customer will also be billed a Shortfall Charge equal to the difference between: (1) the prorated VMARC for the year in which the Customer discontinues, and (2) the total of the actual GMUCs under this CT for that year, provided the amount in (2) is less than the amount in (1).

If the Customer discontinues this CT for any reason other than specified above, prior to the expiration of the CT Term, a Termination Charge will apply. The Termination Charge will be an amount equal to [**..**] of the unsatisfied VMARC for the year in which the Customer discontinues this CT and [**..**] of the VMARC for each year remaining in the CT Term. The Customer will also be billed an amount as specified in Section 6.C.2., preceding. The Customer cannot discontinue this CT without liability under the AT&T UNIPLAN Service Term Plan Satisfaction Guarantee.

 E. OTHER REQUIREMENTS - Not Applicable.

                                       5
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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 8
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee

         ** All material on this page is new. **

6.  CLASSIFICATIONS, PRACTICES AND REGULATIONS (CONTINUED)

 F. AVAILABILITY - This CT is available only to Customers who: (1) will order this CT only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) are current in payment to AT&T for its existing tariffed telecommunications services; (3) generates at least [**..**] in undiscounted other AT&T Services; and (4) order service within [**..**] days after the effective date of this CT for initial installation of the Services Provided under this CT within [**..**] days after the date ordered.

                                       6
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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. XXXX
Adm. Rates and Tariffs              Original Page 9
Bridgewater, NJ  08807
Issued:  Iii               Effective:  Eee

         ** All material on this page is new. **

7.  RATES

 A. USAGE RATES - The Usage Rates in this section are in lieu of the corresponding Usage Rates specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

  1. The following Usage Rates apply to domestic interstate AT&T UNIPLAN Service ORPO IV (Outbound Calls) and Associated Optional AT&T 800 (Inbound Calls) Services.

                                     Peak                    Off-Peak
                               ----------------        --------------------
                                    Initial               Each Add'l             Initial          Each Add'l
                               [**..**] Seconds        [**..**] Seconds         [**..**]       [**..**] Seconds
                                  or Fraction            or Fraction             Seconds          or Fraction
                                                                               or Fraction
Outbound Calls
--------------
 Switched Access                   [**..**]                [**..**]             [**..**]           [**..**]
 Special Access                    [**..**]                [**..**]             [**..**]           [**..**]
Inbound Calls
-------------
 Switched Access                   [**..**]                [**..**]             [**..**]           [**..**]
 Special Access                    [**..**]                [**..**]             [**..**]           [**..**]


The rates listed above will be increased or decreased by the same percentage as any increase or decrease for the corresponding rates in AT&T Tariff F.C.C. No.
1. AT&T will automatically make rate adjustments under this provision as necessary.

====================================================================================================================================
Customer Name (Full Legal Name):                 AT&T Corp.                          ("AT&T")   Contract Tariff Serial Number:
800 Travel Systems, Inc.
                                   ("Customer")                                                 0NJBR-4B3JY7
------------------------------------------------ ---------------------------------------------- ------------------------------------
Customer Address:                                AT&T Address:                                  AT&T Contact Name:
                                                                                                Betsy Phillips-Lisk
4802 Gunn Hwy Suite 140                          1715 N. Westshore Blvd. Suite 600
------------------------------------------------ ---------------------------------------------- ------------------------------------
City, State  Zip Code                            City, State  Zip Code                          AT&T Contact Telephone Number:
                                                                                                813-287-4714
Tampa, Fl 33624                                  Tampa, Fl 33607
====================================================================================================================================

====================================================================================================================================
EXISTING PRICING PLAN REPLACEMENT/DISCONTINUANCE:
[ ]  Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)

====================================================================================================================================

1. Services will be provided under the Contract Tariff ("CT") ordered hereunder, subject to the rates, terms and conditions in the CT as well as the AT&T tariffs (if any) referenced in the CT ("Applicable Tariffs"), as those Applicable Tariffs may be modified from time to time.
2. This Form (including its addenda, if any), the CT and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any inconsistency between the terms of this Form (including its addenda, if any) and the CT or Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail. In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates ( to the extent permitted under the CT ) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.
3. Except to the extent that federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.
4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.
5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b) the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing. 6. Orders for existing CTs will be accepted and implemented by AT&T only if the specified CT is available when ordered and Customer is eligible for the CT. 7. Customer shall provide installation instructions and other information as required by AT&T.

====================================================================================================================================
YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY
AUTHORIZED TO SIGN THIS AGREEMENT.
====================================================================================================================================

CUSTOMER                                                               AT&T CORP.
Full Legal Name:  800 Travel Systems, Inc.
                  --------------------------------------------

By:                                                                    By:
        --------------------------------------------------------               -----------------------------------------------------
        (Authorized Customer Signature)                                        (Authorized AT&T Signature)


        --------------------------------------------------------               -----------------------------------------------------
        (Typed or Printed Name and Title)                                      (Typed or Printed Name and Title)


Date:                                                                  Date:
        --------------------------------------------------------               -----------------------------------------------------
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